Exhibit j
                        CONSENT OF INDEPENDENT AUDITORS

                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors and Shareholders
Aetna Series Fund, Inc.:



We consent to use of our reports dated December 17, 1999 incorporated herein by reference and to the references to our firm under the captions Financial Highlights in the prospectuses and Independent Auditors in the statements of additional information.


                                                              KPMG LLP



Hartford, Connecticut
February 23, 2000